EX-32.2 Certification of Chief Financial Officer Pursuant to Section 906

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with the Annual Report of Paradise Tan, Inc., a Texas corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Ronald Schaefer, Treasurer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RONALD SCHAEFER
Ronald Schaefer, Treasurer
April 15, 2005